EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of July 14, 1998, by and between SITEK, INC. (formerly Dentmart Group, Inc.), a Delaware corporation (the "Company"), and the individuals listed on the signature page of this Agreement who, concurrently with the execution hereof, are becoming shareholders of the Company (individually, a "Shareholder", and collectively, the "Shareholders").

         A. The Company and the Shareholders, among others, have entered into that certain Stock Purchase and Exchange Agreement of even date herewith (the "Exchange Agreement"), pursuant to which the Shareholders, who currently own all of the issued and outstanding capital stock of CMP Solutions, Inc., an Arizona corporation ("CMP"), have agreed to purchase from the Company an aggregate of 9,200,000 shares of the Company's Common Stock, $.01 par value (the "Company's Common Stock"), in exchange for the sale and transfer to the Company of all shares of the capital stock of CMP owned by the Shareholders. All of the shares of the Company's Common Stock to be issued to and acquired by the Shareholders are herein referred to collectively as the "Shares".

         B. The execution and delivery of this Agreement by the Company are conditions to the obligation of the Shareholders to exchange the stock of CMP . owned by them for the Shares pursuant to the Exchange Agreement. Accordingly, the Company deems it necessary and advisable and in the best interests of the Company and its stockholders to enter into this Agreement with the Shareholders.

         C. As a material inducement and consideration to the Shareholders to enter into and perform their respective obligations under the Exchange Agreement, the Company has agreed to enter into and execute this Agreement on the terms and subject to the conditions set forth below.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements of the parties contained herein, the Company hereby grants to each of the Shareholders certain rights with respect to the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the Shares acquired by the Shareholders pursuant to the Exchange Agreement, on the following terms and subject to the following conditions:

         1. If, at any time after the acquisition of the Shares by the Shareholder, the Company shall determine to register under the Securities Act any shares of its Common Stock to be offered for cash by it or others (other than a registration requested pursuant to Paragraph 1 hereof), the Company will
(i) promptly give written notice of its intention to file such registration statement to the Shareholders and (ii) subject to the provisions of paragraphs 2 and 3 below, include among the shares covered by the registration statement such portion of the Shares as shall be specified in a written request given to the Company by one or more of the Shareholders within 30 days after the date on which the Company gave such written notice.

         2. Upon receipt of any written request described in subparagraph 1 above, but subject to the provisions hereof and of paragraphs 3 and 5 below, the Company shall use its best efforts within reason to effect the registration, qualification or compliance under the Securities Act and under other applicable federal law and any applicable securities or "blue sky" laws of jurisdictions within the United States of the Shares specified in the request(s) (the Shareholders, and any other holders of the Company's Common Stock who are entitled to request that any shares of the Company's Common Stock held by them be included in any such registration, are herein individually called a "Selling Shareholder" and collectively, the "Selling Shareholders"); provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not so qualified or to take any action that would subject it to tax or the service of process (other than process in connection with such registration) in any jurisdiction where it is not subject thereto, nor shall the Company be required to include the Shares among the securities covered by the registration statement if (i) the requests of the Selling Shareholders cover, in the aggregate, less than 5% of the then outstanding shares of the Company's Common Stock; or in the case of an offering that is not underwritten,
(ii) the Board of Directors of the Company determines in good faith that including shares of Common Stock held by any Selling Shareholder among the securities covered by the registration statement would have a materially detrimental effect on the offering and would therefore not be in the best interests of the Company.

         3. The Company shall have priority over any and all of the Selling Shareholders with respect to the inclusion of shares in any such registration, and in no event shall the Company be required to reduce or limit the number of newly to be issued shares of its Common Stock to be covered by any registration statement for the purpose of permitting the Shares of any Selling Shareholder to be included in the registration.

         4. The Company alone shall determine and control all decisions concerning any registration of the Company's securities which might give rise to the registration rights granted in this Agreement, including any registration in which Shares of any Selling Shareholder are to be included. The Company's exclusive right to make decisions shall include, without limitation, the decision as to whether to use underwriters, the selection of underwriters and arrangements therewith, the size, timing and other terms of any offering, the provisions of the registration statements and prospectuses and all supplements and amendments thereto, the selection of accountants and attorneys for the Company, and the states in which the sale of shares shall occur and be registered or qualified for sale.

         5. If the offering registered by the Company is to be underwritten, each Selling Shareholder shall sell all shares of the Company's Common Stock included in the registration statement to or through the underwriter or underwriters selected by the Company on the same terms and conditions provided in any underwriting agreement entered into therewith by the Company, and shall complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Notwithstanding anything to the contrary hereunder, if the underwriter or underwriters selected by the Company reasonably determine that all or any portion of the shares of Common Stock held by the Selling Shareholders should not be included in the registration statement, the determination of the underwriter or underwriters shall be conclusive; provided, however, that if such underwriter or underwriters determine that some but not all of the shares of Common Stock of the Selling Shareholders shall be included in the registration statement, the number of shares owned by each Selling Shareholder to be included in the registration statement will be equal to the number of shares owned by each other Selling Shareholder to be included in the registration statement (unless such Selling Shareholder elects to include a lesser number of Shares in the registration statement).

         6. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Shares under the Securities Act, the Company shall:

                  (a) prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to such Shares and use its best efforts to cause such registration statement to become and remain effective under the Securities Act as provided herein;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Shares covered by such registration statement; provided, however, that in the case of any registered distribution which is not underwritten on a firm commitment basis, then the Company shall not be required to file a post-effective amendment or supplement the prospectus more than 180 days after the effective date of the registration statement;

                  (c) furnish to each Shareholder (and any other person participating in the registration as a Selling Shareholder) such number of copies of the prospectus contained in the registration statement filed under the Securities Act (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and such other documents as the Selling Shareholders may reasonably request in order to facilitate the disposition of the Company's Common Stock held by them which is covered by the registration statement; and

                  (d) notify each Shareholder (and any other person participating in the registration as a Selling Shareholder), at any time when a prospectus is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus in the registration statement, as then in effect, includes an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and prepare and furnish to them any reasonable number of copies of any supplement to or amendment of such prospectus as may be necessary so that, as thereafter delivered, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         7. The Company shall bear all costs and expenses relating to or incurred by it in connection with any registration ("Registration Expenses") in which any Shareholder participates pursuant hereto, including without limitation all registration and filing fees, printing expense, fees and disbursements of counsel and independent accountants for the Company and fees and expenses
incident  to  compliance   with  state   securities  or  "blue  sky"  laws,  but
specifically excluding any fees and disbursements of counsel, accountants or other professionals engaged by any Shareholder. Each Shareholder participating in such registration shall be responsible for and bear any underwriters' discounts and commissions properly allocable to the Shares included in a registration statement at the request of a Shareholder hereunder.

         8. (a) The Company shall indemnify and hold harmless, to the extent permitted by law, each Shareholder participating in any registration effected by the Company pursuant to any provision of this Agreement against any actions, losses, claims, damages, liabilities and expenses (including legal fees and other expenses reasonably incurred in the investigation and defense thereof) resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact in any registration statement, prospectus, offering circular or other document filed in connection with any such registration, and against any violation by the Company of the Securities Act or any state securities or "blue sky" law, or any rule or regulation under any of them, applicable to the Company is connection with such registration, unless and to the extent that any such actions, claims, losses, damages, liabilities or expenses arise out of or are based upon any of the written information specifically provided by the Shareholder for use in such registration statement, prospectus, offering circular or other document pursuant to subparagraph 8(b) below.

                  (b) In connection with any registration in which any of the Shareholders is participating, each such Shareholder shall furnish to the Company such information in writing regarding the Shareholder as the Company reasonably requests for inclusion in the registration statement, prospectus, offering circular and other documents filed in connection therewith, and shall state that such information is provided specifically for use in the registration statement, prospectus, offering circular or other documents. Each such Shareholder shall also furnish to the Company an undertaking satisfactory to the Company and each underwriter of the offering, if any, agreeing to indemnify and hold harmless, to the extent permitted by law, the Company, and its directors and officers, and each such underwriter, and each person who controls the Company or each such underwriter (within the meaning of the Securities Act), against any actions, losses, claims, damages, liabilities, and expenses (including legal and other expenses reasonably incurred in the investigation and defense thereof) resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in any such documents or any supplement or amendment thereto, and against any violation by the Company of the Securities Act or any state securities or "blue sky" law, or any rule or regulation under any of them, applicable to the Company is connection with such registration, or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in reliance on and in conformity with the written information furnished to the Company by such Shareholder specifically for use in any such documents.

         9. (a) Each of the parties hereto shall execute and deliver such other and further documents and instruments, and take such other and further actions, as may be reasonably requested of them for the implementation and consummation of this Agreement and the transactions herein contemplated.

                  (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and the heirs, personal representatives, successors and assigns of all of them, but shall not confer, expressly or by implication, any rights or remedies upon any other party.

                  (c) This Agreement is made and shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Delaware. Should any provision of this Agreement be rendered void, invalid or unenforceable by any court for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other provisions of this Agreement.

                  (d) All notices, requests or demands and other communications hereunder must be in writing and shall be deemed to have been duly made if personally delivered or mailed, postage prepaid, to the parties as follows:


         If to the Company, to:         SITEK, Incorporated
                                        1817 West 4th Street
                                        Tempe, AZ  85281

         If to any of the
         Shareholders, to: c/o          To such address as they
                                        Designate to the Company


         Any party hereto may change its address by written notice to the other party given in accordance with this subparagraph 9(d).

                  (e) This Agreement, together with the Exchange Agreement and the other exhibits attached thereto, contain the entire agreement between the parties and supersede all prior agreements, understandings and writings between the parties with respect to the subject matter hereof and thereof. Each party hereto acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting with authority on behalf of any party, which are not embodied herein or in an exhibit hereto, and that no other agreement, statement or promise may be relied upon or shall be valid or binding. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally. This Agreement may be amended or any term hereof may be changed, waived, discharged or terminated by an agreement in writing signed by all parties hereto.

                  (f) The captions and headings used herein are for convenience only and shall not be construed as a part of this Agreement.

                  (g) In the event of any litigation between the parties hereto, the non-prevailing party(s) shall pay the reasonable expenses, including the attorneys' fees, of the prevailing party(s) in connection therewith.

                  (h) This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same document.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

                                        SITEK, INC.


                                    By: /s/ Mark A. DiSalvo
                                        ---------------------------------
                                        Mark A. DiSalvo, President


                               "Purchasers"


/s/ Julian Gates                             /s/ Mark Simon
----------------------------                 ----------------------------
Julian Gates                                 Mark Simon


/s/ Vincent Birdwell                         /s/ Paul Burke
----------------------------                 ----------------------------
Vincent Birdwell                             Paul Burke


/s/ Don Jackson                              /s/ Paul Jackson
----------------------------                 ----------------------------
Don Jackson                                  Paul Jackson


/s/ Parag Modi                               /s/ Kevin Jackson
----------------------------                 ----------------------------
Parag Modi                                   Kevin Jackson


/s/ Richard Myers                            /s/ Peter Wilson
----------------------------                 ----------------------------
Richard Myers                                Peter Wilson
                                        6